                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 13, 2002

                               ION NETWORKS, INC.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        000-13117                22-2413505
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


     1551 South Washington Avenue
         Piscataway, New Jersey                                     08854
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's telephone number, including area code): (732) 529-0100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On September 13, 2002, ION Networks, Inc. (the "Company"), received equity financing in the amount of $300,303.00 (the "Preferred Stock Financing") for the issuance of 166,835 unregistered shares of the Company's Series A Preferred Stock (the "Preferred Stock") at $1.80 per share. Each share of Preferred Stock is convertible into 10 shares of the Company's Common Stock at the conversion price of $0.18, which was the last closing bid price of the Company's Common Stock on Friday September 13, 2002. The Preferred Stock is non-voting, has a standard liquidation preference equal to its purchase price, and does not pay dividends. Proceeds of the Preferred Stock Financing will be used for working capital and general corporate purposes. All of the shares of Preferred Stock were purchased by directors and management of the Company. The purpose of the Preferred Stock Financing is to enable the Company to comply with the Nasdaq SmallCap Market's initial listing requirement of a minimum of $5,000,000 of stockholders' equity so that the Company may be eligible for an additional 180-day grace period to attempt to regain compliance with the $1.00 minimum bid price requirement of the Nasdaq SmallCap Market.

Item 9.  Regulation FD Disclosure.

         Below is the Company's pro forma balance sheet as of June 30, 2002 adjusted to reflect the funds received by the Company as a result of the Preferred Stock Financing.

                       [Pro Forma Balance Sheet follows.]

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                       ION Networks, Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                                   (Unaudited)

         The following pro forma condensed consolidated balance sheet at June 30, 2002 has been presented as if the Preferred Stock Financing described in Note (1) below had occurred on June 30, 2002. This pro forma condensed consolidated balance sheet does not purport to represent what the Company's financial condition or results of operations would actually have been if the Preferred Stock Financing had in fact occurred on June 30, 2002.

                                                                                                    PROFORMA
                                                                            JUNE 30, 2002        ADJUSTMENTS      JUNE 30, 2002
                                                                             (HISTORICAL)             (1)(2)        (PRO FORMA)
                                                                            ---------------------------------------------------
Assets
Current assets:
Cash and cash equivalents ................................................   $  2,472,024       $    300,303       $  2,772,327
Accounts receivable, net of allowance for doubtful accounts of $206,137
and $149,999 respectively ................................................        823,262                               823,262
Other receivables ........................................................         12,900                                12,900
Inventory, net ...........................................................      1,534,983                             1,534,983
Prepaid expenses and other current assets ................................        185,961                               185,961
Related party notes receivable ...........................................         83,657                                83,657
                                                                             --------------------------------------------------
    Total current assets .................................................      5,112,787            300,303          5,413,090
Restricted cash ..........................................................        125,700                               125,700
Property and equipment at cost, net of accumulated depreciation of
$2,880,800 ...............................................................        672,070                               672,070
Capitalized software, less accumulated amortization of $3,583,212 ........        889,674                               889,674
Other assets .............................................................         64,968                                64,968
                                                                             --------------------------------------------------
    Total assets .........................................................   $  6,865,199       $    300,303       $  7,165,502
                                                                             --------------------------------------------------
Liabilities and stockholders' equity
Current liabilities:
Current portion of capital leases ........................................   $     74,426                          $     74,426
Current portion of long-term debt ........................................         12,238                                12,238
Accounts payable .........................................................        839,372                               839,372
Accrued expenses .........................................................        362,186       $     15,000            377,186
Accrued payroll and related liabilities ..................................        366,218                               366,218
Deferred income ..........................................................        137,625                               137,625
Sales tax payable ........................................................        137,570                               137,570
Other current liabilities ................................................         84,245                                84,245
                                                                             --------------------------------------------------
    Total current liabilities ............................................      2,013,880             15,000          2,028,880
Long-term portion of capital leases ......................................        126,869                               126,869
Long-term debt, net of current portion ...................................          5,241                                 5,241
Commitments and contingencies
Stockholders' equity:
    Preferred stock, par value $.001 per share; authorized
    1,000,000 shares, none issued (historical)
          Series A Preferred Stock, par value $.001 per share; no shares authorized or issued (historical); 200,000 shares designated
          and 166,835 shares issued and outstanding (pro forma)                        --                167                167
    Common stock, par value $.001 per share; authorized 50,000,000 shares,
    25,138,001 shares issued and outstanding at June 30, 2002 ............         25,138                                25,138
    Additional paid-in capital ...........................................     44,381,454            285,136         44,666,590
    Notes receivable from officers .......................................       (549,914)                             (549,914)
    Accumulated deficit ..................................................    (39,146,058)                          (39,146,058)
    Accumulated other comprehensive income ...............................          8,589                                 8,589
                                                                             --------------------------------------------------
Total stockholders' equity ...............................................      4,719,209            285,303          5,004,512
                                                                             --------------------------------------------------
Total liabilities and stockholders' equity ...............................   $  6,865,199       $    300,303       $  7,165,502
                                                                             --------------------------------------------------

  (1) Based on the issuance on September 16, 2002 of 166,835 shares of Series A Preferred Stock at a price of $1.80 per share.

  (2)  Estimated expenses of $15,000 related to the Preferred Stock Financing.

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         The pro forma financial information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


Exhibits.


Exhibit No.         Description
-----------         -----------
   10.29 Purchase Agreement dated September 13, 2002 by and among the Company and the Investors identified therein.

   10.30 Registration Rights Agreement dated September 13, 2002 by and among the Company and the Investors identified therein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 16, 2002                 ION NETWORKS, INC.


                                            By:         /s/ Ted Kaminer
                                                --------------------------------
                                                Ted Kaminer
                                                Chief Financial Officer
                                                (Principal Financial Officer and
                                                Principal Accounting Officer)